Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2015	Jun. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 9 Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

In the three and nine months ended March 31, 2015, the Company did not record any income tax provision due to the expected future losses and full valuation allowance on its deferred tax assets.

Note 11 Income Taxes

Taxing jurisdictions related to income taxes are the Unites States Federal Government and the State of Colorado. The provision for income taxes is as follows:

	Year Ended June 30,
	2014	2013

Current tax benefit
Federal	$-	$-
State	-	-
	-	-

Deferred tax benefit
Federal	2,006,831	2,052,267
State	79,548	184,451
Change in valuation allowance	(2,086,379)	(2,236,718)
	-	-
Total tax expense	$-	$-

Deferred taxes are a result of differences between income tax accounting and GAAP with respect to income and expenses. The following is a summary of the components of deferred taxes recognized in the financial statements as of June 30, 2014 and 2013:

	As of June 30,
	2014	2013

Deferred tax assets
Net operating loss carryforward	$2,267,379	$562,335
Start-up and organizational expenses	457,495	580,219
Stock-based compensation	1,683,247	1,265,350
Derivative expense	129,986	60,943
Other	17,093	(26)
Total deferred tax assets	4,555,200	2,468,821

Valuation allowance	(4,555,200)	(2,468,821)
Net deferred taxes	$-	$-

The valuation allowance was established because the Company had not reported earnings in order to support the recognition of the deferred tax asset. The Company has net operating loss carryforwards of approximately $5,869,000 for federal and state income tax purposes. Federal and state net operating loss carryforwards, to the extent not used, will expire starting in 2031. Under provisions of the Internal Revenue Code, substantial changes in the Company’s ownership may result in limitations on the amount of net operating loss carryforwards that can be utilized in future years. The Company is no longer subject to income tax examinations for federal income taxes before 2010 and for Colorado before 2009.

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income for the following periods, due to the following:

	Year Ended June 30,
	2014	2013

Computed "expected" tax expense (benefit)	$(3,308,354)	$(2,293,815)
Change in income taxes from:
State taxes net of federal benefit	(79,549)	(184,451)
Permanent differences	1,301,524	241,548
Change in valuation allowance	2,086,379	2,236,718
	$-	$-